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                                EXHIBIT 1.03
                               -------------


                       CERTIFICATE OF NAME CHANGE TO

                           TAMARA RESOURCES, INC.

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CANADA                                                               NUMBER
PROVINCE OF BRITISH COLUMBIA                                         216983




                        Province of British Columbia

                 Ministry of Consumer and Corporate Affairs

                           REGISTRAR OF COMPANIES

                                COMPANY ACT

                                CERTIFICATE

                           I HEREBY CERTIFY THAT

                          RED FORK RESOURCES INC.

                 HAS THIS DAY CHANGED ITS NAME TO THE NAME

                           TAMARA RESOURCES INC.





GIVEN UNDER MY HAND AND SEAL OF OFFICE
AT VICTORIA, BRITISH COLUMBIA,

THIS 3lST DAY OF  MARCH, 1981



L. G. HUCK
DEPUTY REGISTRAR OF COMPANIES

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                                    FORM
                               (Section 370)
                        PROVINCE OF BRITISH COLUMBIA

                                                             Certificate of
                                                  Incorporation No. 216983



                               COMPANIES ACT

                            SPECIAL RESOLUTION.

The following special resolution was passed by the undermentioned Company on the date stated :

Name of Company.  RED FORK RESOURCES  INC. .

Date resolution passed:  November 18th            , 1980

See note (a) Resolution :

RESOLVED AS A SPECIAL RESOLUTION THAT:

The name of the Company be changed from "RED FORK RESOURCES INC. " to "TAMARA RESOURCES INC. " and that the first paragraph of the Memorandum of the Company be, altered accordingly.










Certified a true copy the          18th  day of November, 1980



(Signature)



(Relationship to Company)

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                                   FORM 1


                                (SECTION 7)


                               COMPANIES ACT

                                 MEMORANDUM


I wish to be formed into a Company with limited liability under the Companies Act in pursuance of this Memoradum.


1.   The name of the Company is RED FORK RESOURCES, INC.


2. The authorized capital of the Company consists of Twenty-Five (25,000,000) Shares without par value.


3. I agree to take the number and kind and class of shares in the Company set opposite my name.



FULL NAMES, RESIDENT ADDRESSES                    NUMBER AND KIND AND CLASS
AND OCCUPATIONS OF SUBSCRIBERS                           OF SHARES TAKEN

STEPHEN R.X. O'NEILL, Solicitor                       ONE (1) COMMON SHARE


TOTAL SHARES TAKEN:                                   ONE (1) COMMON SHARE


     DATED at Vancouver, British Columbia, this 15-day of September, 1980.

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